UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 5, 2018

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01                      Other Events.

Offering

On September 5, 2018, First Hawaiian, Inc. (the “Company”) announced the commencement of an underwritten public offering of common stock, par value $0.01 per share, of the Company by BancWest Corporation (the “Selling Stockholder”), a subsidiary of BNP Paribas (the “Offering”).  The Offering will be undertaken pursuant to the Company’s Registration Statement (File No. 333-224745). The Company will not receive any of the proceeds from the sale of the shares of the Company’s common stock sold by the Selling Stockholder in the Offering.

Resignation of Director

Pursuant to the terms of the Stockholder Agreement, dated as of August 9, 2016, between BNP Paribas and the Company (as amended to date, the “Stockholder Agreement”), promptly following the date on which BNP Paribas ceases to directly or indirectly own at least 25% of the Company’s outstanding common stock, which the Company expects will be the closing date of the Offering, BNP Paribas must cause one director nominated by BNP Paribas to the Company’s board of directors to resign.  Accordingly, assuming the completion of the Offering, the Company expects that J. Michael Shepherd will resign from the Company’s board of directors.  Following such resignation, the Company expects that the remaining members of the Company’s board of directors will appoint a director who is independent under the applicable rules of the NASDAQ Global Select Market to fill the vacancy.

Preliminary Financial Results

Based on the Company’s review of its preliminary financial results for the two months ended August 31, 2018, the Company expects its consolidated net income for the three months ending September 30, 2018 to continue to trend positively, consistent with the quarter ended June 30, 2018. The Company anticipates an improvement in its efficiency ratio from continued expense control, which the Company expects will offset a slight reduction in its net interest margin, as adjusted for quarterly day count and premium amortization, attributable to temporarily higher than anticipated liquidity held during the third quarter.  Actual results may differ materially from these expectations.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In particular, the statements relating to the Company’s preliminary financial results, including the continued positive trend in the Company’s consolidated net income, an anticipated improvement in the Company’s efficiency ratio and the expected reduction in its net interest margin for the three months ending September 30, 2018 are forward-looking statements and are subject to change based on, among other things, the Company’s future results and financial condition. For a discussion of some of the risks and important factors that could affect the Company’s future results and financial condition, see the Company’s filings with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s annual report on Form 10-K for the year ended December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.

Date: September 5, 2018	By:	/s/ Robert S. Harrison
	Name:	Robert S. Harrison
	Title:	Chairman of the Board and Chief Executive Officer